LEASES	6 Months Ended
Jun. 30, 2023
Operating Leases [Abstract]
LEASES	LEASES
The Company is committed to make rental payments under leases for office premises. Certain of these leases include variable lease elements linked to inflation indices. Such variable payments have been estimated at the time of recognition on the index at that time and are included in the minimum lease payments.

Rental expense
The future minimum rental payments under the Company's leases as of June 30, 2023 are as follows:

(in thousands of $)
Year 1	1,140
Year 2	1,294
Year 3	653
Total minimum lease payments	3,087
Less: Imputed interest	(102)
Present value of obligations under leases	2,985

The future minimum rental payments under the Company's leases as of December 31, 2022 are as follows:

(in thousands of $)
2023	1,103
2024	1,206
2025	1,237
Total minimum lease payments	3,546
Less: Imputed interest	(150)
Present value of obligations under leases	3,396

Rental income
Four LR2 tankers were on fixed rate time charters as of June 30, 2023, two of which commenced in the six months ended June 30, 2023. The minimum future revenues to be received under the fixed rate element of our contracts as of June 30, 2023 are as follows:

(in thousands of $)
Year 1	58,194
Year 2	53,246
Year 3	6,906
Total minimum lease payments	118,346

Two of the LR2 tankers on fixed rate time charter as of June 30, 2023 have an option for a 1 year extension.

The cost and accumulated depreciation of vessels leased to third parties under time charters as of June 30, 2023 were $206.1 million and $31.1 million, respectively, and as of December 31, 2022 were $100.1 million and $3.9 million, respectively.